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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2001

Toyota Auto Finance Receivables LLC on Behalf of the
Toyota Auto Receivables 2001-C Owner Trust
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	333-58164 (Commission File Number)	95-4836519 (IRS Employer Identification No.)

Toyota Auto Finance Receivables LLC 19001 South Western Avenue Torrance, California (Address of principal executive offices)	90509 (Zip Code)

Registrant's telephone number, including area code: (310) 468-7333

Exhibit Index is on Page 2

Item 5. Other Events

    On December 17, 2001, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement dated as of August 1, 2001 ("Agreement"), between Toyota Auto Finance Receivables LLC, as "Seller", Toyota Motor Credit Corporation, as "Servicer", and Toyota Auto Receivables 2001-C Owner Trust, as "Issuer", were distributed to the holders of Notes and Certificates issued by Toyota Auto Receivables 2001-C Owner Trust (the "Securityholders"). In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Owner Trustee for the benefit of the Securityholders and was distributed by the Owner Trustee to the Securityholders. A copy of the Servicer's Certificate for the month of November 2001 is filed as Exhibit 20 to this Current Report on Form 8-K.

Item 7(c). Exhibits

Exhibit Number	Description
20	Servicer's Certificate for the month of November 2001

2

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

TOYOTA AUTO RECEIVABLES 2001-C OWNER TRUST
		BY:	TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER

Date:	December 21, 2001	By:	/s/ George E. Borst George E. Borst President and Chief Executive Officer

3

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate—Toyota Auto Receivables 2001-C Owner Trust
Distribution Date of December 17, 2001 for the Collection Period November 1, 2001 through November 30, 2001

			Class A-1	Class A-2	Class A-3	Class A-4
	Total		Balance	Balance	Balance	Balance
Pool Data—Original Deal Parameters
Securities Balance	$1,455,000,000.00		$382,500,000.00	$462,000,000.00	$391,000,000.00	$219,500,000.00
Receivables Pool Balance	$1,500,000,001.00
Principal Factor	1.00000000		1.00000000	1.00000000	1.00000000	1.00000000
Rate			3.470%	3.770%	4.4749%	4.720%
Final Scheduled Payment Date			September 16, 2002	July 15, 2004	December 15, 2005	September 15, 2008
Number of Contracts	104,437
Weighted Average A.P.R.	8.55%
Weighted Average Remaining Term	50.65	months
Servicing Fee Rate	1.00%
Pool Data—Prior Month
Securities Balance	$1,290,751,607.63		$218,251,607.63	$462,000,000.00	$391,000,000.00	$219,500,000.00
Receivables Pool Balance	$1,335,751,608.63
Securities Pool Factor	0.88711451		0.57059244	1.00000000	1.00000000	1.00000000
Number of Contracts	98,740
Weighted Average A.P.R.	8.56%
Weighted Average Remaining Term	48.26	months
Precompute and Simple Interest Advances	$2,501,970.34
Payahead Account Balance	$876,039.91
Supplemental Servicing Fee Received	$59,922.29
Interest Shortfall	$0.00		$0.00	$0.00	$0.00	$0.00
Principal Shortfall	$0.00		$0.00	$0.00	$0.00	$0.00
Pool Data—Current Month
Securities Balance	$1,236,480,469.25		$163,980,469.25	$462,000,000.00	$391,000,000.00	$219,500,000.00
Receivables Pool Balance	$1,281,480,470.25
Securities Pool Factor	0.84981476		0.42870711	1.00000000	1.00000000	1.00000000
Number of Contracts	96,331
Weighted Average A.P.R.	8.57%
Weighted Average Remaining Term	47.49	months
Precompute and Simple Interest Advances	$2,597,964.42
Payahead Account Balance	$838,844.04
Supplemental Servicing Fee Received	$54,668.26
Interest Shortfall	$0.00		$0.00	$0.00	$0.00	$0.00
Principal Shortfall	$0.00		$0.00	$0.00	$0.00	$0.00
Reserve Account
Initial Deposit Amount						$0.00
Specified Reserve Account Percentage						0.00%
Specified Reserve Account Amount						$0.00
Specified Reserve Account Percentage (if Condition i or ii met)						5.50%
Specified Reserve Account Amount (if Condition i or ii met)						$68,006,425.81
Beginning Balance						$0.00
Total Withdraw						$0.00
Amount Available for Deposit to the Reserve Account						$3,960,859.80

Reserve Account Balance Prior to Release						$3,960,859.80
Reserve Account Required Amount						$0.00
Reserve Account Release to Seller						$3,960,859.80

Ending Reserve Account Balance						$0.00
Revolving Liquidity Note
Total Amount Available						$7,500,000.00
Beginning of Period Balance						$0.00
Draws						$0.00
Reimbursements						$0.00

End of Period Balance						$0.00
Current Period Undrawn Amount						$7,500,000.00

Liquidation of Charge-offs and Repossessions

	Vehicles	Amount
Liquidated Contracts	19

Gross Principal Balance of Liquidated Receivables		$185,690.41
Net Liquidation Proceeds Received During the Collection Period		$(111,578.22)
Recoveries on Previously Liquidated Contracts		$(2,368.64)

Aggregate Credit Losses for the Collection Period		$71,743.55

Cumulative Credit Losses for all Periods	31	$107,986.94

Repossessed in Current Period	48

Ratio of Net Credit Losses to the Average Pool Balance for Each Collection Period:		Annualized Average Charge-Off Rate
Second Preceding Collection Period		0.02%
First Preceding Collection Period		0.02%
Current Collection Period		0.07%
Condition (i) (Charge-off Rate)
Three Month Average		0.04%
Charge-off Rate Indicator (> 1.25%)		condition not met

Delinquent and Repossessed Contracts

	Percent	Contracts		Percent	Amount
31-60 Days Delinquent	0.93%	900		0.89%	$11,441,651.50
61-90 Days Delinquent	0.13%	127		0.15%	$1,967,225.52
Over 90 Days Delinquent	0.09%	84		0.08%	$1,058,863.71

Total Delinquencies		1,111			$14,467,740.73

Repossessed Vehicle Inventory		95	*

*
Included with delinquencies above

Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding Number of Receivables as of Each Collection Period (Includes Repossessions):
Second Preceding Collection Period	0.09%
First Preceding Collection Period	0.13%
Current Collection Period	0.22%
Condition (ii) (Delinquency Percentage)
Three Month Average	0.15%
Delinquency Percentage Indicator (> 1.25%)	condition not met

		Class A-1	Class A-2	Class A-3	Class A-4
	Total	Balance	Balance	Balance	Balance
Collections
Principal Payments Received	$54,085,447.97
Interest Payments Received	$9,458,612.95
Net Precomputed Payahead Amount	$37,195.87
Aggregate Net Liquidation Proceeds Received	$113,946.86
Principal on Repurchased Contracts	$0.00
Interest on Repurchased Contracts	$0.00

Total Collections	$63,695,203.65
Net Simple Interest Advance Amount	$71,963.69
Net Precomputed Advance Amount	$24,030.39

Total Available Amount	$63,791,197.73
Amounts Due
Servicing Fee	$1,113,126.34
Accrued and Unpaid Interest	$4,446,073.21
Principal	$54,271,138.38
Reserve Fund	$3,960,859.80

Total Amount Due	$63,791,197.73
Actual Distributions
Servicing Fee	$1,113,126.34
Interest	$4,446,073.21	$673,184.96	$1,451,450.00	$1,458,071.58	$863,366.67
Principal	$54,271,138.38	$54,271,138.38	$0.00	$0.00	$0.00
Reserve Fund	$3,960,859.80

Total Amount Distributed	$63,791,197.73	$54,944,323.34	$1,451,450.00	$1,458,071.58	$863,366.67

Monthly Information by Type of Loan

Precomputed Contracts
Scheduled Principal Collections			$1,975,980.44
Prepayments in Full	286	contracts	$1,103,469.84
Repurchased Receivables Principal			$0.00
Payments Behind/Ahead on Repurchased Receivables			$0.00
Total Collections			$3,351,327.86
Advances—Reimbursement of Previous Advances			$0.00
Advances—Current Advance Amount			$24,030.39
Payahead Account—Payments Applied			$37,195.87
Payahead Account—Additional Payaheads			$0.00
Simple Interest Contracts
Collected Principal			$28,188,681.28
Prepayments in Full	2104	contracts	$22,817,316.41
Collected Interest			$9,186,735.37
Repurchased Receivables Principal			$0.00
Repurchased Receivables Interest			$0.00
Advances—Reimbursement of Previous Advances			$0.00
Advances—Current Advance Amount			$71,963.69

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate—Toyota Auto Receivables 2001-C Owner Trust
Payment Date of December 17, 2001 for the Collection Period of November 1 through November 30, 2001

Class A3
Balance
Note Rates for December 17, 2001 Payment Date
One Month LIBOR	2.08000%
Spread	0.07000%

Note Rates:	2.15000%
Number of Days in Interest Period (Days)	32
Interest Payments
Interest Calculation for Current Interest Period	747,244.44
At Certificate Payment Date:
Due to Swap Counterparty (Swap Payments Outgoing)	1,458,071.58
Paid to Swap Counterparty (Swap Payments Outgoing)	1,458,071.58
Proration %	0.00%
Interest Due to Noteholders (Swap Payments Incoming)	747,244.44
Interest Payment to Noteholders (Swap Payments Incoming)	747,244.44
Net Swap Payment due to / (received by) Swap Counterparty	(710,827.14)
Principal Payments
Principal Payment due to Investors	—
Ending Notional Balance	391,000,000.00
Swap Termination Payment	N/A
Note Rates for January 15, 2002 Payment Date
One Month LIBOR	1.89563%
Spread	0.07000%

Note Rates:	1.96563%
Number of Days in Interest Period (Days)	30

I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ Angela Brown Angela Brown, ABS Accounting Manager

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SIGNATURES
TOYOTA MOTOR CREDIT CORPORATION Servicer's Certificate—Toyota Auto Receivables 2001-C Owner Trust Distribution Date of December 17, 2001 for the Collection Period November 1, 2001 through November 30, 2001
TOYOTA MOTOR CREDIT CORPORATION Servicer's Certificate—Toyota Auto Receivables 2001-C Owner Trust Payment Date of December 17, 2001 for the Collection Period of November 1 through November 30, 2001